Income Taxes, Income Tax Expense (Benefit) (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022		Dec. 31, 2021
Current:
U.S. Federal	$ 2,883	$ 888		$ 5,850
U.S. State and local	(453)	(45)		849
Non-U.S.	227	169		171
Total current	2,657	1,012		6,870
Deferred:
U.S. Federal	(662)	767		(1,296)
U.S. State and local	586	481		236
Non-U.S.	26	(9)		(46)
Total deferred	(50)	1,239		(1,106)
Income tax expense (benefit)	$ 2,607	$ 2,251	[1]	$ 5,764	[1]

[1]	In first quarter 2023, we adopted ASU 2018-12 – Financial Services – Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts. For additional information, see Note 1 (Summary of Significant Accounting Policies).